NetFone, Inc.
Suite 918
1030 W. Georgia Street
Vancouver, BC, Canada, V6E 4T2
Tel: 604-288-8699 | Fax: 604-662-7950

PURCHASE ORDER

Vendor

Name	Asterisk It Pty Ltd.
Address	Unit 8, 10 Hoddle Street
City	Abbotsford, Vic Province: Aust. ZIP 3077
Phone	(03) 8320-8100 | Fax

Date	1/4/2007
P.O. No.	070104RH
Rep	Rafeh Hulays
Email	rhulays@netfone.ca

Qty	Description	Unit Price	TOTAL
1	**AsterFax Istallation Fee** (if required. If not, to be applied to license purchase)	$260.00	$260.00
1	**Asterisk Istallation Fee** (if required. If not, to be applied to license purchase)	$230.00	$230.00
4	**Fax License** License fee includes one year email support Email support: $260/server/year after first year Phone support: $1,200/server/year	$230.00	$920.00
	ALL IN US DOLLARS		

SubTotal		$1,410.00
Shipping, Clearance & Handling		
Taxes	PST	$0.00
	GST	$0.00
TOTAL		$1,410.00

Payment Details

- ◉ Cash
- ○ Check
- ○ Credit Card

By wire transfer
50% down, 50% on completion

Office Use Only

Shipping Address
NetFone, Inc.
Suite 918 - 1030 West Georgia Street
Vancouver, BC, V6E 2Y3